Exhibit 10.1

                            SMOKY MARKET FOODS, INC.
                        NOTE AND SHARE PURCHASE AGREEMENT

THIS NOTE AND SHARE PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of January 27, 2009 by and between Smoky Market Foods, Inc., a Nevada corporation (the "COMPANY"), and 70 LIMITED LLC, a limited liability company (the "INVESTOR"). In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the Company and Investor hereby agree as follows:

         1. PURCHASE OF SECURITIES:

                  (a) PURCHASE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Investor shall purchase, and the Company shall sell and issue to the Investor, at the Closing (as defined below), (i) a promissory note substantially in the form, and with the terms, attached hereto as EXHIBIT A in the principal amount of $150,000 (the "NOTE"), and (ii) 1,500,000 shares of common stock of the Company (the "SHARES"; together with the Note, the "INITIAL SECURITIES"). The purchase price for the Initial Securities shall be the principal amount of the Note (the "PURCHASE PRICE"). The proceeds from the sale of the Initial Securities are to be used toward for working capital and general corporate purposes, including the payment of accounts payable, legal and accounting fees, ongoing consulting and employment expenses and other purposes. The Company expects to raise additional capital, on terms that may be more or less favorable than those offered to Investor, in the immediate future. As reasonably requested by the Company, Investor shall complete a substitute W-9 or such other forms as the Company requests in order for it to comply with its reporting and other obligations.

                  (b) CLOSING. The closing (the "CLOSING") of the purchase and sale of the Initial Securities shall take place on a date within three (3) business days after the date first set forth above, and the date of the Closing (the "CLOSING DATE") shall be the date (which shall be within such three business day period) the Investor pays the Purchase Price by check or wire transfer to the Company. On the date the funds for the Purchase Price clear, the Company shall cause to be delivered to the Investor a facsimile copy of the Note, duly executed and made out in favor of Investor. Within five (5) business days of the Closing, the Company shall cause the original Note and certificates representing the Shares to be delivered to Investor at the address set forth on the signature page hereof. The Closing shall be deemed to have occurred at the offices of the Company. Failure of either party to deliver the items required by the preceding sentence when and as required thereby shall constitute a breach of this Agreement (and the other party shall be entitled to demand specific performance in addition to any other remedies available at law or in equity).

                  (c) ADDITIONAL SECURITIES. If the outstanding principal amount owed under the Note is not paid in full on or before the "Payment Date" described in the Note (or it the Payment Date is a Saturday, Sunday or bank holiday, the first business day thereafter), the Company shall issue to the Investor an additional 1,500,000 shares of common stock (the "ADDITIONAL SHARES" together with the Initial Securities, the "SECURITIES"). If the Company is obligated to issue the Additional Shares, it shall issue certificates representing the Additional Shares to the Investor within five (5) business days of the Payment Date.

         2. REPRESENTATIONS AND WARRANTIES OF INVESTOR: Investor makes the following representations and warranties, with the intent that they be relied upon by the Company and each officer, director, employee and agent of the Company in determining Investor's suitability as a purchaser of the Securities. Investor hereby agrees that these representations and warranties shall survive the Investor's purchase of the Securities. By signing this Agreement, Investor represents that he has read and acknowledged the representations set forth in this Section 2.

                  (a) Investor is the sole and true party in interest, is acquiring the Securities for Investor's own account for investment, is not purchasing the Securities for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities.

                  (b) This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and the Investor has full power and authority to enter into this Agreement.

                  (c) Investor is domiciled in the State set forth on the signature page hereof and has no present intention of becoming domiciled into, or to otherwise located in, any other state or jurisdiction, and is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act (as defined below). Investor has filled in and executed an Investor Questionnaire in the form attached hereto as EXHIBIT B, and the information set forth in such Investor Questionnaire is true and correct as of the date hereof.

                  (d) Investor is aware that an investment in the Securities is highly speculative and subject to substantial risks. Investor has adequate means of providing for his current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of Investor's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

                  (e) Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and making an informed investment decision.

                  (f) Investor understands that the Securities will not be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any state securities laws, in partial reliance upon exemptions from registration for certain private offerings. Investor understands and agrees that the Securities, or any interest therein, may not be resold or otherwise disposed of by Investor unless the resale of the Securities is subsequently registered under the Securities Act and under all applicable state securities laws or unless the Company receives an opinion of counsel, satisfactory to it that an exemption from registration is available. Further, Investor understands that only the Company can take action so as to register the Securities.

                  (g) Investor acknowledges and represents that Investor has received and reviewed a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2007, together with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the "DISCLOSURE DOCUMENT"), and any amendments or supplements thereto, has been given a reasonable opportunity to review all documents, books, and records of the Company pertaining to this investment, has been supplied with all additional information concerning the Company and the Securities that has been requested by Investor, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of Investor. Without limiting the generality of the foregoing, the Investor is aware that the auditors who reviewed the financial statements included in the Disclosure Document have been disqualified by the Public Company Accounting Oversight Board, that the Company has engaged new auditors and that the new auditors are reviewing the financial statements included in the Disclosure Document and may recommend or require changes or corrections to such financial statements.

                  (h) Investor has received no representations, written or oral, from the Company, a placement agent or any officer, director, employee, attorney or agent thereof, other than those contained in the Disclosure Document and this Agreement. In making the decision to purchase the Securities, Investor has relied solely upon Investor's review of the Disclosure Document, this Agreement, and independent investigations made by Investor or Investor's representatives without assistance of the Company.

                  (i) Investor understands and agrees that the following restrictions and limitations are applicable to his purchases and resales, pledges, hypothecations, or other transfers of the Securities (including for purposes of this subsection (i), any shares of common stock issuable upon exercise of the Shares):

                           i. The Securities shall not be sold, pledged,
hypothecated, or otherwise transferred unless registered under the Securities Act and applicable state securities laws or an exemption from registration is available;

                           ii. Each certificate or other document evidencing or
representing the Securities shall be stamped or otherwise imprinted with a legend in the form set forth on the form of Note and Share, respectively, attached hereto, or a similar legend for any shares of common stock.

                           iii. Stop transfer instructions have been or will be
placed on the Securities so as to restrict the resale, pledge, hypothecation, or other transfer thereof in accordance with the provisions hereof.

                  (j) Investor represents and affirms that none of the following information has ever been represented, guaranteed, or warranted to Investor, expressly or by implication, by any person:

                           i. The approximate or exact length of time that
Investor will be required to remain a security holder of the Company;


                           ii. The percentage of profit and/or amount of or type
of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or

                           iii. The possibility that the past performance or
experience on the part of the Company or any affiliate, or any officer, director, employee, or agent of the foregoing, might in any way indicate or predict the results of ownership of the Securities or the potential success of the Company's operations.

                  (k) Investor represents that he or she has read and considered fully the sections in the Disclosure Document identifying risk factors and investment considerations and understands that (i) any investment in the Securities is highly speculative and is subject to a high degree of risk, and
(ii) there are substantial restrictions on the transferability of the Securities, and it may be impossible to liquidate an investment in the Securities in case of an emergency.

         3. INDEMNIFICATION: Investor acknowledges that Investor understands the meaning and legal consequences of the representations and warranties set forth in Section 2 hereof and that the Company and the officers, directors, employees, and agents of the Company have relied and will rely upon such representations and warranties. Investor hereby agrees to indemnify and hold harmless the Company and each of its officers, directors, employees, and agents from and against any and all loss, claim, damage, liability, cost, or expense (including attorneys' fees), joint or several, to which any such person may become subject due to or arising out of:

                  (a) Any breach by Investor of any representation or warranty set forth in Section 2 above;

                  (b) Any inaccuracy in the representations and warranties set forth in Section 2 above;

                  (c) The disposition of any of the Securities by Investor contrary to the representations and warranties set forth in Section 2 above; and

                  (d) Any action, suit, proceeding, demand, assessment, or judgment incident to or based upon any of the matters indemnified against.

         Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by Investor shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY: The Company represents and Shares to Investor that as of the date hereof:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted.

                  (b) The Company has the legal right and power and all authority necessary to accept and execute this Agreement, to issue and deliver the Securities, and to perform fully its obligations hereunder. This Agreement has been duly authorized and, upon proper acceptance and execution by an officer of the Company, will constitute a valid and binding agreement of the Company enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

                  (c) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for qualifications or filings required under the Securities Act, the Securities Exchange Act and under state securities laws and stock exchange or stock quotation service regulations.

                  (d) When issued, sold and delivered in accordance with the terms hereof, the Shares will be duly and validly issued, fully-paid and nonassessable.

                  (e) The Company acknowledges that Investor will rely on the foregoing representations and warranties of the Company, and the Company hereby agrees to indemnify and hold harmless Investor from and against any and all loss, claim, damage, liability, or expense and any action in respect thereof to which Investor may become subject as a direct result of a breach by the Company of any such representations or warranties together with all reasonable costs and expenses (including attorneys' fees) incurred by Investor in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against.

         5. NON-TRANSFERABILITY: Investor agrees not to transfer or assign this Agreement or any of his interest herein.

         6. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, supersedes any and all prior agreements and understandings of the parties, and may be amended only by a writing executed by all parties. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change, or restrict the express provisions hereof.

         7. EXPENSES: Each of the Company and Investor will bear his/her/its own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

         8. GOVERNING LAW: This Agreement shall be governed and construed for all purposes in accordance with the laws (without giving effect to the principles governing conflicts of laws) of the State of California. The parties hereby subject themselves to the jurisdiction of the federal and state courts located within the State of California and agree that the exclusive venue and place of jurisdiction for any lawsuit arising under or related to this Agreement shall be the State of California.

         9. NOTICES: Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, on the date of receipt if sent by telecopier or overnight courier, charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (b) if to Investor, at Investor's address as set forth below Investor's name on the signature page of this Agreement, or at such other address as the Company or Investor may designate by ten (10) days' advance written notice to Investor or the Company, respectively.

         10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES: The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of such Closing.

         11. AMENDMENTS: Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Company and Investor.

         12. SEVERABILITY: If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

         13. COUNTERPARTS: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile copy of this Agreement, or any counterpart hereto, shall be valid as an original.

         14. HEADINGS / GENDER: The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement. Any masculine, feminine or neuter term in this Agreement shall be deemed to include each of the masculine, feminine and neuter gender.


         15. INCORPORATION BY REFERENCE: All statements, representations and other information set forth on the signature page hereof and all attachments and exhibits hereto are incorporated herein as integral terms of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Smoky Market Foods, Inc. Note and Share Purchase Agreement to be executed by their duly authorized representatives as of the date first written above.

                                      "COMPANY"

                                      SMOKY MARKET FOODS, INC.,
                                      a Nevada corporation


                                      By: /S/ Edward Feintech
                                         ---------------------------------------
                                      Edward Feintech, its CEO


                                      Address:
                                               804 Estates Dr., Suite 100
                                               Aptos, California 95003
                                               Fax: (831) 685-4782

                                      "INVESTOR"

                                      70 LIMITED LLC



                                      /S/
                                      ------------------------------------------
                                      By:
                                      Title:  _______________________________

                                      Address:
                                               3554 Wild Cherry Court
                                               Las Vegas, NV
                                               Fax: (702) 898-1974

                                    EXHIBIT A



                                  FORM OF NOTE
                                  ------------



                                 [see attached]

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE PLEDGED OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO THE TRANSFER OF SUCH NOTE OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.


                                 PROMISSORY NOTE

AMOUNT $150,000                                     ISSUE DATE: JANUARY 26, 2009


1. PROMISE TO PAY. Smoky Market Foods, Inc., a Nevada corporation ("MAKER") located at 804 Estates Dr., Suite 100, Aptos, CA 95003, for value received, hereby promises to pay to 70 LIMITED LLC ("NOTEHOLDER") on the Maturity Date (as defined below), at 3554 Wild Cherry Court, Las Vegas, NV, the sum of One Hundred and Fifty Thousand Dollars ($150,000), plus unpaid interest that has accrued on the unpaid principal as set forth in the Promissory Note (this "Note").

2. ACCRUAL AND PAYMENT OF INTEREST. Interest shall not accrue on the Note until after the sixty-day anniversary of the Issue Date (the "PAYMENT DATE"). Following the Payment Date, interest shall accrue on the outstanding principal balance of the Note at the rate of 10% per annum (based upon a 365 day calendar year).

3. MATURITY DATE; TERM. Payment in full of the principal and interest accrued on this Note shall be due on the Maturity Date. The Maturity Date shall be the two-year anniversary of the Issue Date.

4. PREPAYMENT. Maker may prepay this Note in whole or in part at any time without penalty.

5. DEFAULT. If one or more of the following events (each, an "EVENT OF DEFAULT") shall have occurred and be continuing:

                  (a) if Maker shall fail to pay any principal on this Note, or interest thereon, when due; or

                  (b) if any bankruptcy or insolvency proceeding involving
                  Maker is commenced (whether voluntary or involuntary); provided, however, in the event that this subsection 5(b) is the only basis for an Event of Default, such Event of Default shall be deemed to have been cured if such proceeding was not initiated by or on behalf of the Maker and such proceeding is stayed, dismissed, bonded or vacated within sixty (60) days of such Maker's receipt of notice thereof;

then, the Noteholder may at any time (unless all defaults shall theretofore have been remedied) at its option, declare the entire principal and interest of the Note then remaining unpaid to be due and payable immediately. Any forbearance, failure or delay by the Noteholder in exercising any right or remedy under this Note or otherwise available to the Noteholder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

6. MISCELLANEOUS.

         (a) ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED, DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH MAKER AND THE NOTEHOLDER.

         (b) This Note inures to the benefit of the Noteholder and binds Maker and its successors and assigns. This Note shall not be transferable or assignable, by operation of law or otherwise, by Maker or the Noteholder without the express written consent of the other and without compliance with applicable securities laws.

         (c) Maker hereby waives notice, demand, notice of nonpayment, presentment, protest and notice of dishonor.

         (d) Except as expressly set forth to the contrary in this Note, all notices, requests or consents provided for or permitted to be given under this Note must be in writing and delivered the respective address of Maker and the Noteholder set forth in the preamble hereof (or such other address as Maker or the Noteholder may designated by written notice) by hand delivery, mail (including express mail) or express courier.

         (e) All issues and questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions. The exclusive jurisdiction and venue for any dispute regarding this Note shall be state and federal court, located in the state and federal courts located in the State of California, and all parties to this Note hereby submit to such jurisdiction and venue.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date first above written.


SMOKY MARKET FOODS, INC.


     By:  /S/ Edward C. Feintech
          ----------------------------------------------------
             Edward C. Feintech, Chief Executive Officer

                                    EXHIBIT B



                             INVESTOR QUESTIONNAIRE
                             ----------------------



                                 [see attached]

                            SMOKY MARKET FOODS, INC.
                              A NEVADA CORPORATION

                             INVESTOR QUESTIONNAIRE

         This Investor Questionnaire (this "Questionnaire") is being distributed to potential purchasers of promissory notes and shares to purchase common stock (the "Securities") of by Smoky Market Foods, Inc., a Nevada corporation ("Smoky Market"). The offer and sale of the Securities is part of a "private offering" being conducted in reliance upon various exemptions from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and state securities laws. This Questionnaire is necessary in order to permit the Company to reasonably determine whether potential investors satisfy the investor qualifications associated with applicable exemptions.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned agrees, however, that the Company may present this Questionnaire to such parties as it may deem appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the 1933 Act or meets the requirements of applicable state securities laws.

I.       NAME:        __________________________________________________________
                      (Name of Investor)


         ADDRESS:     _________________________
                      _________________________
                      _________________________
                      _________________________

         TELEPHONE:   _________________________
                     (Area Code)


II. PLACE YOUR INITIALS BESIDE ALL STATEMENTS THAT ARE TRUE WITH RESPECT TO THE INVESTOR IDENTIFIED IN PART I ABOVE (THE "INVESTOR"). YOU MUST INITIAL AT LEAST ONE STATEMENT.

_____    1.       The Investor is an individual and had individual income
                  (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and reasonably expects to have an individual income in excess of $200,000 for the current year, or the Investor had joint income with his/her spouse in excess of $300,000 in each of those years and reasonably expects to have a joint income with his/her spouse in excess of $300,000 for the current year.

                  For purposes of this Questionnaire, individual income means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to the Investor's spouse or to property owned by the Investor's spouse, (A) increased by the Investor's share and not his/her spouse's share of (i) the amount of any tax exempt interest income received, (ii) any deduction claimed for depletion, (iii) amounts contributed to an IRA or Keogh retirement plan, (iv) alimony paid, and (v) the excluded portion of any long-term capital gains, and (B) plus or minus any non-cash loss or gain, respectively, reported for Federal income tax purposes.

_____    2.       The Investor is an individual and has net worth, or, with
                  his/her spouse, has a combined net worth, in excess of $1,000,000. For purposes of this Questionnaire, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

_____    3.       The Investor is an entity in which all beneficial owners
                  are "accredited investors," as defined in Rule 501(a) of the 1933 Act, with respect to the Company under categories 1, 2, 4 or 5 of Part II of this Questionnaire. Please identify the name of each beneficial owner and applicable category. Add additional pages if necessary.

                  Name of Beneficial Owner          Accredited Investor Category
                  ______________________________    ____________________________
                  ______________________________    ____________________________
                  ______________________________    ____________________________
                  ______________________________    ____________________________
                  ______________________________    ____________________________


_____    4.       [Initial applicable blank] The Investor is (a) ___ an
                  organization described in ss. 501(c)(3) of the Internal
                  Revenue Code, as amended, or (b) ___ a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the securities of the Company being offered, or (c) ___ a plan established or maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees; IN ANY CASE
                  (a), (b) or (c) with total assets in excess of $5,000,000 (in case (a), such total assets include endowment, annuity and life income funds and are to be determined according to the Investor's most recent audited financial statements);

_____    5.       The Investor is qualified as an "accredited investor," as
                  defined in Rule 501(a) of the 1933 Act for the following reason:______________________________________________________;

_____    6.       None of 1 through 5 applies and, the Investor is NOT
                  qualified as an "accredited investor" pursuant to Rule 501(a) of the 1933 Act.


III. THE UNDERSIGNED REPRESENTS AND SHARES TO SMOKY MARKETS ON BEHALF OF THE INVESTOR AS FOLLOWS:

         1. The information provided herein is true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, that any person who suffers damage as a result of a false representation may have a claim against me and/or the Investor for damages. The undersigned and the Investor agree to indemnify the Company and its officers, directors, employees, representatives, attorneys and agents against damages they suffer as a result of any false representation contained anywhere herein. The Investor authorizes the Company or relevant third parties to verify the accuracy of statements contained herein.

         2. (a) The information contained in this Questionnaire is complete and accurate and may be relied upon; and

                  (b) I will notify the Company immediately of any material adverse change in any of such information occurring prior to the closing of the Purchase.

         IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this Questionnaire this ____ day of _____, 200__.

                  ______________________________________________________________
                  Name of Investor


                  ______________________________________________________________
                  Signature


                  ______________________________________________________________
                  Position (if Investor is not an individual)


                                       2